UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8. 2025 (November 28, 2025)
WILLSCOT HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-37552	82-3430194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6400 E McDowell Road, Suite 300
Scottsdale, Arizona 85257

(Address, including zip code, of principal executive offices)

(480) 894-6311
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	WSC	The Nasdaq Capital Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On December 8, 2025, WillScot Holdings Corporation (the “Company”) announced that it appointed Carisa Bianchi, age 49, as Senior Vice President, Chief Accounting Officer of the Company, effective January 12, 2026.

Ms. Bianchi brings over 25 years of progressive leadership experience in finance and operations, and recently served as Vice President, Global Corporate Controller of Insight Enterprises, Inc. (NASDAQ: NSIT), a global software and technology solutions integrator, from August 2024 through December 2025, and as Vice President, North America Controller from December 2018 through August 2024. Prior to joining Insight Enterprises, she served in various technical accounting and controller roles at Amkor Technology, Inc. (NASDAQ: AMKR), one of the world’s largest providers of semiconductor packaging and test services, from January 2011 through November 2018. Before that, Ms. Bianchi was a Director in KPMG’s transaction accounting services practice. Ms. Bianchi is a Certified Public Accountant and holds a Bachelor of Accounting degree from Northern Arizona University.

In connection with Ms. Bianchi’s appointment, the Company entered into an offer letter with Ms. Bianchi providing for base annual compensation; eligibility for participation in the Company’s short-term incentive plan; eligibility to receive an annual long-term equity incentive award; a one-time award of restricted stock units with a target value of $150,000 to be issued in 2026 as part of the Company’s annual grant process; and a one-time cash sign-on award of $50,000, subject to repayment if Ms. Bianchi’s employment ends within one year as a result of a voluntary separation or a termination for gross misconduct. Ms. Bianchi will serve as the Company’s principal accounting officer commencing in the quarter of her start; however, Mr. Mathew T. Jacobsen shall be designated the principal accounting officer for purposes of filing the Company’s upcoming 2025, 10-K, which covers a period prior to Ms. Bianchi’s start date.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WillScot Holdings Corporation

		By:	/s/ Hezron Timothy Lopez
Dated:	December 8, 2025		Name: Hezron Timothy Lopez
Title: Executive Vice President, Chief Legal & Compliance Officer & ESG